SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-27610-A

Date of Report: October 29, 2007

ITLINKZ GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

65-2954561

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

c/o American Union Securities, 100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Disposition of Assets

On October 29, 2007 Itlinkz Group entered into a Stock Purchase Agreement with Jeremy Feakins and Growth Capital Resources LLC.  Mr. Feakins is a member of the Board of Directors of Itlinkz Group, and was its Chief Executive Officer until September 28, 2007.  Mr. Feakins is the managing member of Growth Capital Resources, LLC.

Pursuant to the Stock Purchase Agreement, Itlinkz Group assigned to Mr. Feakins all of the capital stock of its subsidiary, Itlinkz Corporation.  In exchange for Itlinkz Corporation, Mr Feakins personally guaranteed the obligation of Itlinkz Corporation to hold Itlinkz Group harmless against any liabilities existing on September 28, 2007.  In addition, Mr. Feakins and Growth Capital Resources released Itlinkz Group from liabilities totalling $1,142,052.90.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Stock Purchase Agreement dated October 23, 2007 among Itlinkz Group, Inc., Jeremy Feakins and Growth Capital Resources, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2007

ITLINKZ GROUP, INC.

By /s/ Yan Tinghe

      Yan Tinghe, Chief Executive Officer